PROFILE

Preference Plus(R) Account
Profile


                                                                     May 1, 1998
                                                                 As Supplemented
                                                                November 9, 1998



Plus

Preference




                                         Tax Sheltered Annuities
                                         Public Employee Deferred Compensation
                                         Keogh
                                         Qualified Annuity Plans under
                                         Section 403(a) of
                                         the Internal Revenue Code



                                              MetLife
                                              Retirement & Savings Center

                      METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
PROFILE OF THE PREFERENCE PLUS(R) ACCOUNT DEFERRED GROUP AND INDIVIDUAL TAX SHELTERED ANNUITIES ("TSAS"), QUALIFIED ANNUITY PLANS UNDER SECTION 403(A) OF
THE INTERNAL REVENUE CODE, PUBLIC EMPLOYEE DEFERRED COMPENSATION ("PEDC") AND KEOGH VARIABLE ANNUITY CONTRACTS ("CONTRACTS")
 ................................................................................

This Profile is a summary of the more important points that you should know and consider before purchasing a Contract or investing under a Contract. The Con-tracts are more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT

    After you or your employer or the trustee makes the first purchase payment on your behalf, an account is set up for you under the Contract. You will receive a contract which is a legal agreement between you and Metropolitan Life Insurance Company (MetLife) or a certificate which summarizes the relevant provisions of a group contract between MetLife and the employer or trustee. (If you invest under the PEDC Contract or most Keogh Con-tracts, only your employer or the trustee will receive a Contract. In these situations you do not receive a certificate.) If purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights described in this Profile are subject to the terms of the plan. The Contract consists of two phases: the accumulation or "pay-in" phase and the annuity or "pay-out" phase. By making one or more pur-chase payments, you accumulate money in your account during the pay-in phase. MetLife will hold your money and credit any investment returns as long as the money remains in your account. The pay-out phase begins when you either take all of your money out of the account or elect to receive "income" payments that MetLife makes using the money from your account. The number and the amount of the income payments you receive depend on the pay-out option you choose and the amount used to provide your income pay-ments.

    The Contract is called an "annuity" because you can elect income payments. The Contract is a "variable annuity" because, based on the performance of the investment options you choose, your account value may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment options you choose. There is also a fixed interest rate option called the Fixed Interest Account. The Fixed Interest Account provides interest rates guaranteed by MetLife and is not described in this Profile. While there is a possible loss of principal in the investment options, they offer the opportunity for greater returns than the interest rate guaranteed under the Fixed Interest Account.

    You may transfer money in your account among the investment options and between the investment options and the Fixed Interest Account as often as you like. There is no minimum amount required to make a transfer nor is there a charge for transfers.

2. ANNUITY PAYMENTS

    The pay-out phase begins when you elect either to take out all the money in your account or you start to receive income payments that MetLife makes using the money from your account. You can choose income payments that are fixed, variable or both. If the payments are fixed, MetLife guarantees the amount of each payment. If the payments are variable, the amount is not guaranteed and can go up or down based upon the performance of the invest-ment options you have chosen. Income payments can be received monthly, quarterly, semi-annually or

THE DATE OF THIS PROFILE IS MAY 1, 1998, AS SUPPLEMENTED NOVEMBER 9, 1998.

    annually. MetLife can guarantee income payments to last for a fixed period of time, for your lifetime, or for as long as either you or a person you choose is living. Other pay-out choices are available.

3. PURCHASE

    You, your employer or other group purchaser or the trustee of a retirement plan can purchase a contract through your MetLife representative or a rep-resentative of other firms MetLife has selected. You must indicate that you want to invest under a contract by filling out the appropriate forms.

    There is no minimum purchase payment amount. (MetLife may cancel the con-tract or certificate if the account value falls below certain minimums.) You can put more money in your account, but MetLife may reject purchase payments over $500,000.

    WHO SHOULD INVEST? This investment is appropriate for individuals saving for retirement. Because purchase payments are made under qualified retire-ment plans or arrangements, all purchase payments are made on a tax-de-ductible or pre-tax basis.

4. INVESTMENT OPTIONS

    The investment options are:

    . State Street Research Income
                               . Scudder Global Equity

    . State Street Research Diversified

    . Calvert Social Balanced  . Santander International Stock

                               .Harris Oakmark Large Cap Value
    . MetLife Stock Index
                               .Lehman Brothers Aggregate Bond Index

    . State Street Research Growth

    . Janus Mid Cap            .Morgan Stanley EAFE Index

                               .Neuberger&Berman Partners Mid Cap   Value

    . Loomis Sayles High Yield Bond

                               .Russell 2000 Index

    . State Street Research Aggressive Growth

                               .T. Rowe Price Large Cap Growth

    . T. Rowe Price Small Cap Growth


    Money in the investment options is invested in the Metropolitan Series Fund, Inc. or Calvert Variable Series, Inc., underlying mutual funds that invest in stocks, bonds and other investments. Not all options are avail-able in all states or under all Contracts.

5. EXPENSES

    There are two types of charges you pay while you have money in an invest-ment option. The first is an insurance-related charge that on an annual basis will not exceed 1.25% of the average daily value of the amount you have in each investment option. This charge is used to pay MetLife for general administrative expenses and for mortality and expense risks of the Contract. MetLife guarantees that the insurance-related charge will never increase while you have a contract or certificate. The second charge is investment-related. It pays the investment manager for managing amounts in the investment options and pays for investment operating expenses. For the State Street Research Income, State Street Research Diversified, MetLife Stock Index,

                                   PROFILE 2

    State Street Research Growth, State Street Research Aggressive Growth, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE In-dex, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index, T. Rowe Price Large Cap Growth and Calvert Social Balanced investment options, the investment-related charges range on an annual basis from .33% to 1.12% of the average daily value of the amount you have in an investment option, depending on the options you select.

    If you decide to take all or part of a purchase payment out of your ac-count within seven years of when you made it, a withdrawal charge of up to 7% of the purchase payment withdrawn may also be imposed as follows:

                  DURING PURCHASE
             PAYMENT/CONTRACT YEAR

             1        2         3         4         5         6         7        8 & Later
             7%       6%        5%        4%        3%        2%        1%        0


    There are no annual Contract charges. (For all contracts except the Keogh Contract and certain TSA contracts, there is a $20 charge applied against any amounts in the Fixed Interest Account only if your account value is less than $10,000 and if you fail to make purchase payments during the year for all Contracts. The Keogh Contract with individual participant re-cordkeeping has the $20 charge applied against any amounts in the Fixed Interest Account; the Keogh Contract with no individual participant re-cordkeeping has no such charge. There is no charge for certain TSA Con-tracts.)

    The table below summarizes the Contract expenses described on the previous page for the year ending December 31, 1997,

      . The first two columns are the insurance-related and investment-re-lated charges per investment option and the third column is the to-tal. The total annual investment related charges column reflects all expense reimbursements and fee waiver arrangements. The total annual investment-related charges in the second column are estimated for the year ending December 31, 1998 for the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth.

      . The last two columns indicate the amount you would pay, including any withdrawal charges, on a hypothetical $1,000 investment in each in-vestment option if you took your money out of the account as of the end of the first year or as of the end of the tenth year. (There are no numbers for some of the options for the "10 years" example, be-cause the investment options are new.)

      . These examples also assume a 5% investment return each year and that 10% of the account value is free of withdrawal charges. The table as-sumes that annuity taxes are 0%.

                                   PROFILE 3

                          TOTAL ANNUAL  TOTAL ANNUAL   TOTAL ANNUAL  EXAMPLES: TOTAL
                           INSURANCE     INVESTMENT-     CHARGES     ANNUAL EXPENSES
                             CHARGE    RELATED CHARGES              AS OF THE END OF
INVESTMENT
OPTION                                                              1 YEAR    10 YEARS
 ................................................................................
State Street Research
 Income                       1.25%          .43%          1.68%         $80        $200
State Street Research
 Diversified                  1.25%          .50%          1.75%         $81        $208
Calvert Social Balanced       1.25%          .81%          2.06%         $84        $241
MetLife Stock Index           1.25%          .33%          1.58%         $79        $189
State Street Research
 Growth                       1.25%          .56%          1.81%         $81        $214
Janus Mid Cap                 1.25%          .89%          2.14%         $85          --
Loomis Sayles High Yield
Bond                          1.25%          .90%          2.15%         $85          --
State Street Research
 Aggressive Growth            1.25%          .79%          2.04%         $84        $239
T. Rowe Price Small Cap
Growth                        1.25%          .73%          1.98%         $83          --
Scudder Global Equity         1.25%         1.12%          2.37%         $87          --
Santander International
 Stock                        1.25%         1.03%          2.28%         $86        $264
Harris Oakmark Large Cap
 Value                        1.25%          .95%          2.20%     $    85         --
Lehman Brothers
 Aggregate Bond Index         1.25%          .45%          1.70%     $    80         --
Morgan Stanley EAFE In-
 dex                          1.25%          .55%          1.80%     $    81         --
Neuberger&Berman Part-
 ners Mid Cap Value           1.25%          .90%          2.15%     $    85         --
Russell 2000 Index            1.25%          .45%          1.70%     $    80         --
T. Rowe Price Large Cap
 Growth                       1.25%          .90%          2.15%     $    85         --

    The complete Table of Expenses can be found in the prospectus for the Con-tracts.

6. TAXES

    Generally, you will not be taxed until you make a withdrawal from your ac-count. Withdrawals are generally subject to ordinary income taxes. Gener-ally, tax law prohibits most payments from TSAs before age 59 1/2. Distri-butions under a PEDC arrangement are not available until the earlier of
    (1) the year you reach 70 1/2; (2) the year you separate from service; or
    (3) the year you are faced with an unforeseeable emergency. If you take money out of your account under a TSA, Keogh plan, or 403(a) annuity be-fore age 59 1/2, you may also have to pay a 10% Federal income tax penal-ty.

    Income payments are subject to different tax rules. Some jurisdictions may also tax amounts in annuities. MetLife does not deduct annuity taxes from your account until the pay-out phase of the Contract. Annuity taxes cur-rently range up to 5%.

7. ACCESS TO YOUR MONEY

    When you want to take money out of your account, you may request a with-drawal of at least $500 or your account value, if less. Withdrawals are restricted for TSA Contracts and Texas Optional Retirement Program partic-ipants. A withdrawal charge of 7% that declines to zero over a seven year period applies to each purchase payment and may be deducted from your ac-count. The amount of the withdrawal charge depends upon how long the with-drawn purchase payments were in your account. Whether or not a contract withdrawal charge applies, withdrawals may be subject to income taxes, as well as to a 10% tax penalty if you are age 59 1/2 or less.

                                   PROFILE 4

    You do not pay a contract withdrawal charge if:

      A. The withdrawal is up to 10% or 20% (depending on the Contract) of the value of your account. For the TSA Contract and the Keogh Con-tract with no individual participant recordkeeping, this percentage may be taken in an unlimited number of partial withdrawals during the contract year. For all others, it applies only to the first withdrawal during the contract year. However, beginning on or about December 15, 1998 and if approved in your state, this percentage may be taken in an unlimited number of partial withdrawals during the contract year for all Contracts.

      B. The amount withdrawn is from purchase payments made over seven years ago.

      C. You elect to purchase a lifetime income option or an income that will be paid for at least five years without the right to cancel the payment method.

      D. You die during the pay-in phase of the Contract.

      E. You notify us in writing that you want to cancel the Contract within 10 days of receipt of your Contract. (Your rights to cancel may vary in some states.)

      F. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regula-tions that apply to the Contract.

      G. You are disabled as defined by Federal Social Security law or as de-fined in the plan.

      H. A total withdrawal is taken in annual installments over five years. (Certain Keogh and TSA Contracts only.)

      I. You retire or terminate employment under certain circumstances. Min-imum contract participation requirements may apply. Withdrawal charges may apply to amounts transferred into contracts from other investment vehicles on a tax-free basis.

      J. The TSA or Keogh plan terminates and is rolled over into another an-nuity contract MetLife issues.

      K. You suffer a hardship. (Certain Keogh, PEDC and TSA Contracts only.)

      L. You make a direct transfer out of a Keogh Contract to another in-vestment that MetLife has preapproved or you are a restricted par-ticipant under the Keogh Contract and you roll over your account to another MetLife contract.

    Transfers from certain MetLife contracts "rolled over" to these Contracts have different withdrawal charges.

8. PERFORMANCE HISTORY

    The following chart shows the percentage change in unit values (total re-turn) for the investment options for certain time periods. (Unit values are the bookkeeping measure MetLife uses to track account values.) The unit values reflect the insurance-related charges and investment-related charges. The total return history below does not reflect withdrawal charges. If they were included, the total return figures would have been lower. Past performance does not guarantee future results.

                                   PROFILE 5

INVESTMENT OPTION         1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
                          12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
 ................................................................................
   State Street Research
    Income                 15.94%    5.61%    9.94%   -4.34%   18.10%    2.30%    8.49%
   State Street Research
    Diversified            23.42%    8.09%   11.42%   -4.24%   25.46%   13.06%   19.09%
   Calvert Social
    Balanced               14.37%    6.28%    6.61%   -4.38%   28.15%   11.19%   18.63%
   MetLife Stock Index     28.11%    6.11%    8.21%   -0.07%   35.18%   21.11%   30.54%
   State Street Research
    Growth                 31.48%   10.25%   12.98%   -4.47%   31.48%   20.67%   26.81%
   State Street Research
    Aggressive Growth      64.38%    9.00%   21.09%   -3.11%   27.93%    6.35%    5.38%
   Santander Interna-
    tional Stock                   -11.31%   46.01%    3.71%   -0.42%   -2.96%   -3.56%

    Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Se-ries Fund, Inc., other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

9. DEATH BENEFIT

    If you or the person whose life determines when income payments are to be made, if different, die before the pay-out phase begins, MetLife will pay a death benefit that equals the greatest of: (1) your account value, (2) your highest account value on December 31 of any fifth anniversary of your purchase of the contract, less any later withdrawals and fees and (3) the total of all purchase payments you made less withdrawals. In all cases, the death benefit would also be reduced by outstanding loans. The amount of the death benefit for the Keogh Contract with individual participant recordkeeping is deemed to be the account value under your plan. There is no death benefit for the Keogh Contract with no individual participant re-cordkeeping.

10. OTHER INFORMATION

      A. All the Contracts described in this Profile are group contracts ex-cept for the TSA and Keogh Contracts which may be either group or individual.

      B. Metropolitan's Easy Telephone Service: Account information is avail-able 24 hours a day on our toll-free line. Requests may also be made during business hours.

      C. Payroll deduction: You may be able to make purchase payments conve-niently by authorizing deductions from your salary.

                                   PROFILE 6

      D. MetLife's Automated Investment Strategies: Although no investment strategy can guarantee a profit or protect against loss, you can se-lect an automated investment strategy to help make investing easy. When you choose an automated investment strategy, MetLife will make scheduled transfers among the Fixed Interest Account and the invest-ment options that help you follow the strategies described below:

            THE EQUITY GENERATOR SM: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to the MetLife Stock Index or State Street Research Aggressive Growth investment option.

            THE EQUALIZER SM: Amounts in the Fixed Interest Account and in the MetLife Stock Index or State Street Research Aggressive Growth in-vestment options are transferred quarterly from one to the other in order to make the amounts in each equal.

            THE REBALANCER SM: Amounts in the investment options and the Fixed Interest Account are transferred each quarter in order to bring the percentage of your account value in each option back to the original allocation that you choose.

            THE ALLOCATOR SM: A dollar amount you choose is transferred monthly from the Fixed Interest Account into any of the investment options. You select the day of the month and the period during which the transfers will occur.

            THE INDEX SELECTOR SM: Amounts in the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index investment options and the Fixed Interest Ac-count are transferred each quarter in order to bring the percent-age of your account value in each of these options back to the current allocation of your choice of one of several asset alloca-tion models.

    The strategies are not available under all Contracts.

11. INQUIRIES

    Please contact MetLife at:

    Metropolitan Life Insurance Company
    One Madison Avenue
    New York, NY 10010
    Attention: Retirement & Savings Center
    1-800-553-4459


                                   PROFILE 7